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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 23, 2004


                               LIFEWAY FOODS, INC.
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             (Exact name of registrant as specified in its charter)


         ILLINOIS                       0-17363                  36-3442829
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


                              6431 West Oakton St.
                             Morton Grove, IL 60053
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               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (847) 967-1010


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                               LIFEWAY FOODS, INC.


ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

On July 26, 2004, Lifeway Foods, Inc. (the "Company") issued a press release regarding the completion on July 23, 2004 by its subsidiary, LFI Enterprises, Inc. (LFIE), of the acquisition of certain assets and inventory of Ilya's Farms, Inc., a twelve year old, privately-held gourmet cream cheese producer based in the Philadelphia area. No prior relationship existed between Ilya's Farms, Inc. or its principal, Michael Kofman, and either the Company or LFIE.

The total purchase consideration of $575,600 for the assets and inventory of Ilya's Farms was paid by LFIE in cash from Company funds without financing. The Company provided a guaranty of payment for the transaction. The acquisition included approximately $64,000 of tangible assets (including certain manufacturing equipment, a delivery truck) and inventory as well as the brand name "Ilya's Farms" and the recipes and manufacturing processes previously used by Ilya's Farms, Inc. The equipment by LFIE from Ilya's Farms, Inc. was previously used to manufacture cream cheese products. The inventory which was purchased by LFIE consists entirely of different varieties of cream cheese. The founder of Ilya's Farms, Inc., Michael Kofman, will assist LFIE over a one-month transition period and will be available, if needed, on a consulting basis going forward. Additionally, LFIE has hired the 10 employees formerly employed by Ilya's Farms, Inc.

The press release is attached to this filing as Exhibit 99.1 and incorporated by reference herein.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

        (c) Exhibits. The following exhibits are filed with this report:

            Exhibit 99.1 - Press Release dated July 26, 2004.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated July 29, 2004

                                    LIFEWAY FOODS, INC.


                                    By: /s/ Julie Smolyansky
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                                        Julie Smolyansky
                                        Chief Executive Officer, Chief Financial
                                        and Accounting Officer, President,
                                        Treasurer and Director